UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 3, 2024

XOMA CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-39801	52-2154066
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2200 Powell Street, Suite 310 Emeryville, California 94608	94608
(Address of Principal Executive Offices)	(Zip Code)

(510) 204-7200

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0075 par value	XOMA	The Nasdaq Global Market
8.625% Series A Cumulative Perpetual Preferred Stock, par value $0.05 per share	XOMAP	The Nasdaq Global Market
Depositary Shares (each representing 1/1000th interest in a share of 8.375% Series B Cumulative Perpetual Preferred Stock, par value $0.05 per share)	XOMAO	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On April 3, 2024, XOMA Corporation (the “Company” or “XOMA”) filed a Current Report on Form 8-K with the Securities and Exchange Commission (the “Original Form 8-K”) reporting the Company’s completion of the acquisition of all outstanding shares of common stock, par value $0.0001 per share, of Kinnate Biopharma Inc., a Delaware corporation (“Kinnate”), pursuant to an Agreement and Plan of Merger, dated as of February 16, 2024 in exchange for (i) $2.5879 in cash per share, plus (ii) one non-transferable contractual contingent value right per share.

The Company is filing this amendment to the Original Form 8-K (“Amendment”) to amend and supplement the Original Form 8-K to include historical financial statements of Kinnate and pro forma financial information as required by Items 9.01(a) and 9.01(b), respectively, of Form 8-K and that were excluded from the Original Form 8-K in reliance on the instructions to such items. Except as noted in this paragraph, no other information contained in the Original Form 8-K is amended or supplemented. This Amendment should be read together with the Original Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired

The financial statements of Kinnate as of and for the three months ended March 31, 2024 (unaudited), as of and for the three months ended March 31, 2023 (unaudited) and as of and for the years ended December 31, 2023 and 2022 (audited) are filed as Exhibit 99.2, Exhibit 99.3 and Exhibit 99.4, respectively, to this Amendment and incorporated herein by reference.

(b)	Pro Forma Financial Information

The unaudited pro forma condensed combined balance sheet as of March 31, 2024, the unaudited pro forma condensed combined statement of operations for the three months ended March 31, 2024, the unaudited pro forma combined statement of operations for the year ended December 31, 2023, and notes to the unaudited pro forma condensed combined financial information of the Company, all giving effect to the acquisition, are filed as Exhibit 99.5 to this Amendment and incorporated herein by reference.

(d)	Exhibits

Exhibit No.	Description

2.1+	Agreement and Plan of Merger between XOMA, Kinnate and Purchaser, dated February 16, 2024 (incorporated herein by reference to Exhibit 2.1 to Form 8-K filed by XOMA Corporation on February 16, 2024).

2.2+	Contingent Value Rights Agreement, dated April 3, 2024, by and between XOMA Corporation, XRA 1 Corp., Broadridge Corporate Issuer Solutions, LLC and Fortis Advisors LLC (incorporated herein by reference to Exhibit 2.2 to Form 8-K filed by XOMA Corporation on April 3, 2024).

23.1	Consent of KPMG LLP, Independent Registered Public Accounting Firm.

99.1+	Press Release issued by XOMA Corporation on April 3, 2024 (incorporated herein by reference to Exhibit (a)(5)(D) to the Schedule TO-T/A filed by XOMA Corporation on April 3, 2024).

99.2	Unaudited Condensed Consolidated Financial Statements of Kinnate Biopharma Inc. as of and for the three Months Ended March 31, 2024

99.3	Unaudited Condensed Consolidated Financial Statements of Kinnate Biopharma Inc. as of and for the three Months Ended March 31, 2023 (incorporated herein by reference to Item 1 of the Form 10-Q filed by Kinnate Biopharma Inc. on May 11, 2023).

99.4	Audited Consolidated Financial Statements of Kinnate Biopharma Inc. as of and for the Years Ended December 31, 2023 and 2022 (incorporated herein by reference to Item 8 of the Form 10-K filed by Kinnate Biopharma Inc. on March 28, 2024).

99.5	Unaudited Pro Forma Condensed Combined Financial Information of XOMA Corporation

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

+	Previously Filed

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XOMA CORPORATION

Date: June 13, 2024	By:	/s/ Owen Hughes
	Name:	Owen Hughes
	Title:	Chief Executive Officer